UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

OCCIDENTAL DEVELOPMENT GROUP INC.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

of Incorporation)               File Number)         Identification No.)

256 S. Robertson Blvd., Los Angeles, CA                       90211

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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (310)358-3323

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Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

Letter of Intent with 420 International Corp.

On April 27, 2015, our Board of Directors authorized and the Company entered into a Letter of Intent with 420 International Corp., which provides  services and support to the legal marijuana industry through subsidiaries and joint ventures. Services span the industry sector and include: agricultural land and commercial space for lease to marijuana horticulturalists, staffing and payroll services for the MMJ industry - connecting employers with the right talent to grow their business, and technology app’s connecting MMJs B2B and to the end consumer.

The total purchase price for the assets of 420 International Corp. to be acquired under the Letter of Intent is 38,257,033 restricted common shares of the Company (these shares being 70% of the Company's equity held by the Company's principals), 40% to be issued to Jessica Hoang, or to corporate entities on the instructions of Jessica Hoang, and 30% to be reserved for issuance to an individual or to a corporate entity, mutually acceptable to the parties and on the instructions of Jessica Hoang, the issuances to take place at the earliest opportunity following the Company becoming current with its regulatory filings.

Under the Letter of Intent, the parties have agreed to use best efforts to complete and close the transaction on or before May 31, 2015 and to execute documents as necessary to achieve the acquisition of the Seller's assets and liabilities by the Company.

FOR THE TERMS OF THE LETTER OF INTENT, REFERENCE IS MADE TO THE TEXT OF THE LETTER OF INTENT ITSELF ATTACHED HERETO AS EXHIBIT 10.20.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

10.20

Letter of Intent between Occidental Development Group, Inc. and 420 International Corp., filed herewith.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            OCCIDENTAL DEVELOPMENT GROUP INC.

                            By /s/ Michael F. Holloran

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Michael F. Holloran, Chief Executive Officer

Date: May 5, 2015